SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2004



                              KEY TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



           OREGON                         0-21820                93-0822509
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)





                                150 Avery Street
                          Walla Walla, Washington 99362
               (Address of principal executive offices) (Zip Code)



                                 (509) 529-2161
              (Registrant's telephone number, including area code)



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Item 5.  Other Events and Regulation FD Disclosure.

         On July 8, 2004, Key Technology, Inc. (the "Company") issued a press release announcing the formation of a new company with Peco Controls Corporation for the product development, manufacturing, and sales of x-ray inspection systems. A copy of the press release issued in connection with this announcement is attached as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

    (c)           Exhibits.

         Exhibit No.      Description
         -----------      ------------------------------------------------------

         99.1             Key Technology, Inc. Press Release, dated July 8, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KEY TECHNOLOGY, INC.



                                                     /s/ PHYLLIS BEST
                                                     ---------------------------
                                                     Phyllis Best
                                                     Chief Financial Officer

Dated:  July 8, 2004

                                  EXHIBIT INDEX


    Exhibit No.          Description
    ------------------   ----------------------------------------------------

          99.1           Key Technology, Inc. Press Release, dated July 8, 2004